Exhibit 10.74
Caesars Entertainment Corporation
One Caesars Palace Drive
Las Vegas, NV 89109

May 6, 2013
Re: Consent and Acknowledgement
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Management Investor Rights Agreement, dated as of November 22, 2010, among Caesars Entertainment Corporation, a Delaware corporation, (the “Company”), Apollo Hamlet Holdings, LLC, a Delaware limited liability company (“Apollo Hamlet”), Apollo Hamlet Holdings B, LLC, a Delaware limited liability company (“Apollo Hamlet B”, and together with Apollo Hamlet, “Apollo”), TPG Hamlet Holdings, LLC, a Delaware limited liability company (“TPG Hamlet”), TPG Hamlet Holdings B, LLC, a Delaware limited liability company (“TPG Hamlet B” , and together with TPG Hamlet, “TPG”) (TPG, together with Apollo, the “Sponsors” ), Hamlet Holdings LLC, a Delaware limited liability company, and the stockholders party thereto (such agreement, as amended or modified from time to time, the “Agreement”). Any capitalized terms used and not defined herein have the meanings ascribed to them in the Agreement.
Pursuant to Section 7(t) of the Agreement, any additional Company Shares that are issued by the Company to the Management Stockholders, either directly or upon the exercise or exchange of securities of the Company that are exercisable or exchangeable for Company Shares, must become subject to the terms and provisions of the Agreement.
The Company and Sponsors hereby consent, acknowledge and agree that, notwithstanding Section 7(t) of the Agreement, any Company Shares issued to any Management Stockholder pursuant to the exercise, from and after the date hereof, of an award granted to such Management Stockholder under the Company’s Management Equity Incentive Plan and/or 2012 Performance Incentive Plan shall not be subject to the terms and provisions of the Agreement (including, for the avoidance of doubt and without limitation, the restrictions on transfer set forth in Section 3 of the Agreement). For the further avoidance of doubt, any Company Shares held by the Management Stockholders (other than (i) Company Shares acquired as contemplated by the immediately preceding sentence and (ii) as expressly set forth in that certain Consent and Acknowledgement, dated February 6, 2012) shall be subject to the Agreement.
This letter agreement may be executed in any number of counterparts (including facsimile signatures and signatures sent in PDF format via electronic mail), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This letter agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This letter agreement, the Consent and Acknowledgement dated February 6, 2012 and the Agreement set forth the entire understanding and agreement among the parties hereto as to the subject matter hereof and thereof.

This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof that would result in the application of the laws of any other jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER RELATED TO THIS LETTER AGREEMENT.
* * * * *

Sincerely,
CAESARS ENTERTAINMENT CORPORATION
By:    /s/ Michael D. Cohen_____________________
Name: Michael D. Cohen
Title: SVP, Deputy General Counsel and Corporate Secretary

[Signature Page to Consent and Acknowledgement]

HAMLET HOLDINGS LLC

By:    _/s/ David Bonderman____________
Name: David Bonderman
Title: Vice President

[Signature Page to Consent and Acknowledgement]

APOLLO HAMLET HOLDINGS, LLC

By:    _/s/Laurie Medley________________
Name: Laurie Medley
Title: Authorized Person

APOLLO HAMLET HOLDINGS B, LLC

By:    /s/ Laurie Medley_________________
Name: Laurie Medley
Title: Authorized Person

[Signature Page to Consent and Acknowledgement]

TPG HAMLET HOLDINGS, LLC

By: TPG V Hamlet AIV, L.P., its Managing Member

By: TPG Genpar V, L.P., its General Partner

By: TPG Genpar V Advisors, LLC, its General Partner

By:    _/s/ Ronald Cami____________________
Name: Ronald Cami
Title: Vice President

TPG HAMLET HOLDINGS B, LLC

By: TPG Genpar V, L.P., its Managing Member

By: TPG Genpar V Advisors, LLC, its General Partner

By:    _/s/ Ronald Cami____________________
Name: Ronald Cami
Title: Vice President

[Signature Page to Consent and Acknowledgement]